Exhibit 10.11

EXECUTION VERSION

AMENDMENT NO. 1

AMENDENT NO. 1, dated as of July 27, 2007 (this “Amendment”), to the Credit Agreement, dated as of August 23, 2006 (as amended, and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among BROADVIEW NETWORKS HOLDINGS, INC., a Delaware corporation (“Holdings”), BROADVIEW NETWORKS, INC., a Delaware corporation (“Broadview Networks”), BROADVIEW NETWORKS OF MASSACHUSETTS, INC., a Delaware corporation (“Broadview MA”), BROADVIEW NETWORKS OF VIRGINIA, INC., a Virginia corporation (“Broadview VA”), BRIDGECOM INTERNATIONAL, INC., a Delaware corporation (“Bridgecom International” and, together with Holdings, Broadview Networks, Broadview MA, Broadview VA, and Bridgecom International, the “Borrowers”), the various financial institutions and other persons from time to time parties thereto (collectively, the “Lenders”), JEFFERIES & COMPANY, INC., as sole syndication agent (in such capacity, the “Syndication agent”), and THE CIT GROUP/BUSINESS CREDIT, INC. (“CIT”), as administrative agent (in such capacity, the “Administrative Agent”), collateral agent and documentation agent for the Lenders.

The Company, the Lenders and the Agent are parties to the Credit Agreement. The Company has asked that the lenders modify certain provisions of the Credit Agreement, and the Banks are willing, on the terms and subject to the conditions hereinafter set forth, to modify the Credit Agreement as set forth below. Accordingly, the parties hereto agree as follows:

Section 1. Definitions

1.01 Other Definitions. Unless defined herein or the context otherwise requires, terms used in this Amendment, including the preamble and recitals, have the meanings ascribed thereto in the Credit Agreement.

Section 2. Amendments to the Credit Agreement; Etc.

2.01 Amendment to Definitions.

(a) The definition of “Issuing Bank” in Section 1.1 of the Credit agreement in hereby amended and restated in its entirely as follows:

“‘Issuing Bank’ shall mean (a) The CIT Group/Business Credit, Inc., and (b) any other person agreed to by the Administrative Borrower and the Administrative Agent.”

Section 3. Conditions To Effectiveness

3.01 Effective Date. This Amendment shall become effective on the date when all of the conditions set forth in this section 3 have been satisfied to the satisfaction of the Agent.

3.02 Execution of Counterparts. The Agent shall have received counterparts of this Amendment, duly executed and delivered by each of the Borrowers and each of the Lenders.

Section 4. Miscellaneous Provisions

4.01 Loan Document pursuant to Credit Agreement. This Amendment is a Loan Document pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

4.02 Successors and Assigns. This amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.03 Governing Law; Entire Agreement. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

4.04 Execution in Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

4.05 Representations and Warranties. In order to induce the Agent to execute and deliver this Amendment, each of the Borrowers hereby represents and warrants as follows:

(a) the execution, delivery and performance by it of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) its constituent documents or (ii) any law or contractual restriction binding on it;

(b) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by it of this Amendment;

(c) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforceability, to the effect of (i) any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors’ rights generally, and (ii) the effect of general principles of equity;

4.06 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

BORROWERS:

BROADVIEW NETWORKS HOLDINGS, INC.

By:
Name:
Title:

BROADVIEW NETWORKS, INC.

By:
Name:
Title:

BROADVIEW NETWORKS OF MASSACHUSETTS, INC.

By:
Name:
Title:

BROADVIEW NETWORKS OF VIRGINIA, INC.

By:
Name:
Title:

Amendment No. 1

BRIDGECOM INTERNATIONAL, INC.

By:
Name:
Title:

Amendment No. 1

AGENTS AND LENDERS:

THE CIT GROUP/BUSINESS CREDIT, INC., as the Administrative Agent and Swingline Lender

By:
Name:
Title:

JEFFERIES & COMPANY, INC., as the Syndication Agent

By:
Name: Craig Zaph
Title: Managing Director

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By
Name:
Title:

JEFFERIES FINANCE CP FUNDING LLC, as a Lender

By
Name: E. Joseph Hess
Title: Managing Director

Amendment No. 1